UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2011 (August 1, 2011)
GRAY TELEVISION, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-13796	58-0285030
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4370 Peachtree Road, Atlanta, GA	30319
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 504-9828
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.
          On August 1, 2011, Gray Television, Inc. issued a press release reporting its preliminary financial results for the quarter ended June 30, 2011. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
          The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99	Press release issued by Gray Television, Inc. on August 1, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.
By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Chief Financial Officer and Senior Vice President

Date: August 1, 2011

Exhibit Index

Exhibit No.	Description

99	Press release issued by Gray Television, Inc. on August 1, 2011